UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 22, 2006

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   0-13150                 04-2735766
         --------                   -------                 ----------
     (State or Other              (Commission             (IRS Employer
      Jurisdiction                File Number)        Identification Number)
     of Incorporation)

   4375 River Green Parkway, Suite 100, Duluth, Georgia        30096
   ----------------------------------------------------        -----
       (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 22, 2006, Concurrent Computer Corporation, a Delaware corporation (the "Company" or the "Registrant"), entered into an Amended and Restated Loan and Security Agreement (the "Credit Agreement") with Silicon Valley Bank (the "Bank"). The Credit Agreement amends and restates the Company's existing outstanding credit facilities with the Bank, and provides for a $10,000,000 revolving credit line with a borrowing base dependent upon the
Company's outstanding accounts receivable (the "Revolver").   The Credit
Agreement has an initial one year term and requires the Company to pay minimum monthly interest payments of $10,000. The interest amount will be based upon the amount advanced and varies with the Company's accounts receivable and the amount of cash in excess of debt. The Credit Agreement also has an early termination fee of 100% of the remaining monthly interest payments. The Company will use a portion of the Credit Agreement to repay its existing term loan that had a balance of approximately $1,100,000 as of the date of the Credit Agreement.

     In addition, the Credit Agreement contains certain financial covenants, including required financial ratios and a minimum tangible net worth, and customary restrictive covenants concerning the Company's operations.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The contents of Item 1.01 of this Current Report on Form 8-K are incorporated into this Item 2.03 by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  December 22, 2006.


                                        CONCURRENT COMPUTER CORPORATION


                                        By:  /s/Gregory S. Wilson
                                           ---------------------------
                                           Gregory S. Wilson
                                           Chief Financial Officer